GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.

TABLE OF CONTENTS

DECEMBER 31, 2007 AND DECEMBER 31, 2006

Maddox Ungar Silberstein, PLLC CPAs and Business Advisors
Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.maddoxungar.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors
Galaxy Gaming, Inc.
Galaxy Gaming, L.L.C.
Las Vegas, Nevada

We have audited the accompanying balance sheets of Galaxy Gaming, Inc., a Nevada Corporation, as of December 31, 2007 and Galaxy Gaming, L.L.C., a Nevada Limited Liability Company, as of December 31, 2006, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Companies management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Galaxy Gaming, Inc., as of December 31, 2007 and Galaxy Gaming, L.L.C. as of December 31, 2006 and the results of their operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that Galaxy Gaming, Inc. will continue as a going concern.  As discussed in Note 16 to the financial statements, the Company has incurred losses from operations and is in need of additional capital to grow its operations so that it can become profitable.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans with regard to these matters are described in Note 16. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Maddox Ungar Silberstein, PLLC
Maddox Ungar Silberstein, PLLC

Bingham Farms, Michigan
February 28, 2008

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
 BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND 2006

	2007	2006
ASSETS
Current Assets
Cash	$2,635	$7,492
Accounts Receivable, Net	253,689	84,419
Prepaid Expenses and Taxes	101,471	70,075
Inventory	43,759	54,577
Deposits	0	30,000
Note Receivable-Current Portion	55,245	0
Total Current Assets	456,799	246,563

Property and Equipment, Net	39,857	88,373

Other Assets
Patents and Trademarks, Net	140,967	140,967
Note Receivable-Long Term	497,202	0
Total Other Assets	638,169	140,967

TOTAL ASSETS	$1,134,825	$475,903

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts Payable	$47,526	$244,239
Due to Related Parties	202,386	0
Accrued Expenses and Taxes	115,412	36,094
Unearned Income	149,615	22,884
Notes Payable-Current Portion	20,365	0
Total Current Liabilities	535,304	303,217

Long Term Liabilities
Notes Payable-Related Party	1,215,515	0

TOTAL LIABILITIES	1,750,819	303,217

STOCKHOLDERS’ EQUITY (DEFICIT)
Common Stock	10,000	0
Additional Paid in Capital	125	0
Retained Earnings (Deficit)	(626,119)	172,686
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(615,994)	172,686

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$1,134,825	$475,903

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Gross Revenues	$1,969,680	$2,106,013
Cost of Goods Sold	230,467	124,791
Gross Profit	1,739,213	1,981,222

Operating Expenses	1,822,866	2,093,988

Net Operating Income (Loss)	(83,653)	(112,766)

Other Expenses	0	(37,739)

Net (Loss) Before Income Taxes	(83,653)	(150,505)

Provision for Income Taxes	0	(29,778)

Net (Loss)	$(83,653)	$(180,283)

Weighted Average Number Of Shares Outstanding	10,000,000	0
Net (Loss) Per Share	$(.01)	$(.00)

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
AS OF DECEMBER 31, 2007

	Common Stock		Additional Paid	Retained Earnings
	Shares	Amount	in Capital	(Deficit)	Total

Beginning Balance, January 1, 2006		$0	$0	$352,969	$352,969

Net Loss for the Year Ended December, 31, 2006				(180,283)	(180,283)

Balance, December 31, 2006		0	0	172,686	172,686

L.L.C. Adjustment				(172,686)	(172,686)

Share Issuance	10,000,000	10,000	125	0	10,125

Dividend Distribution				(542,466)	(542,466)

Net Loss for the Year Ended December 31, 2007				(83,653)	(83,653)

Ending Balance, December 31, 2007	10,000,000	$10,000	$125	$(626,119)	$(615,994)

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
Cash Flows from Operating Activities:
Net (Loss) for the Period	$(83,653)	$(180,283)

Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Depreciation Expense	13,270	57,513
Provision for Bad Debt	8,422	0
Other Non-Cash Expenses	0	37,739
Changes in Assets and Liabilities
(Increase) in Accounts Receivable	(262,111)	(23,577)
(Increase) in Inventories	(43,759)	0
(Increase) Decrease in Prepaid Expenses and Taxes	(101,471)	56,176
Decrease in Security Deposits	0	93,357
Increase in Accounts Payable	47,526	161
Increase in Accrued Expenses and Taxes	115,411	13,166
Increase (Decrease) in Unearned Income	149,615	(26,679)
Net Cash Provided By (Used in) Operating Activities	(156,750)	27,573

Cash Flows from Investing Activities:
Acquisitions of Property and Equipment	(53,127)	(6,536)
Purchase of Intangible Assets	(140,967)	0
(Increase) in Notes Receivable	(552,447)	0
Net Cash Used in Investing Activities	(746,541)	(6,536)

Cash Flows from Financing Activities:
Proceeds from Long Term Debt	1,235,880	0
Increase in Due to Related Parties	202,387	0
Proceeds from Issuance of Common Stock, Net	10,125	0
Dividend Distribution	(542,466)	0
Decrease in Member Capital	0	(71,016)
Decrease in Notes Payable	0	(4,665)
Net Cash Used in Financing Activities	905,926	(75,681)

Net Increase (Decrease) in Cash and Cash Equivalents	2,635	(54,644)
Cash and Cash Equivalents – Beginning	0	62,136
Cash and Cash Equivalents – Ending	$2,635	$7,492

Supplemental Cash Flow Information:
Cash Paid for Interest	$0	$0
Cash Paid for Income Taxes	$0	$0

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
 NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 1:  Nature of Operations

Galaxy Gaming, Inc. (“the Company”) was incorporated in the State of Nevada on December 29, 2006 and is based in Las Vegas, Nevada.  The Company designs casino games played in land-based and cruise ship gaming establishments. The game concepts and the intellectual property associated with these games are typically protected by patents, trademarks and copyrights. The Company licenses its intellectual property via its own sales force to approximately 200 casinos throughout North America. The clients pay royalties in the form of recurring revenues based upon a negotiated monthly fee. To date, the Company has concentrated on creating and licensing live casino table games. The Company’s year-end is December 31st.

On January 1 2007, Galaxy Gaming, L.L.C. (the “LLC”), which was organized as a Nevada Limited Liability Company on September 27, 2000, entered into several agreements with the newly formed Galaxy Gaming, Inc.  Pursuant to these agreements the LLC sold some of its assets, such as, inventory and fixed assets to the Company.

On December 31st, 2007 the Company acquired, with an asset purchase agreement from the LLC,  the LLC’s remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

Because of the above changes and the newly formed Company, the financial statements presented as of and for the year ended December 31, 2007 are for Galaxy Gaming, Inc. and the financial statements presented as of and for the year ended December 31, 2006 are for Galaxy Gaming, L.L.C.  The companies were not combined or consolidated. However, they do have common ownership and common control.

Note 2:  Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the company’s financial statements.  The financial statements and notes are representations of the company’s management, who is responsible for their integrity and objectivity.  These accounting policies conform to generally accepted accounting principles and have been consistently applied to the preparation of the financial statements.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 2: Significant Accounting Policies (continued)

Basis of Accounting

The financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.  Revenues are recognized as income when earned and expenses are recognized when they are incurred. The Company does not have significant categories of cost as its income is recurring with high margins. Expenses, such as, wages, consulting expenses, legal and professional fees, and rent are recorded when the expense is incurred.

Cash and Cash Equivalents

The Company and the LLC consider cash on hand, cash in banks, certificates of deposit, and other short-term securities with maturities of three months or less when purchased as cash and cash equivalents.

Fair Value of Financial Instruments

          The fair value of cash, accounts receivable and accounts payable approximates the carrying amount of these financial instruments due to their short-term nature. The fair value of long-term debt, which approximates its carrying value, is based on current rates at which we could borrow funds with similar remaining maturities.

Property and Equipment

The capital assets have been capitalized and are being depreciated over their estimated useful lives using straight line methods of depreciation for book purposes. As of January 1, 2007, the Company acquired the majority of its capital assets at the lower market cost from the LLC.

Intangible Assets

Effective December 31, 2007, the Company acquired, with an asset purchase agreement from the LLC, the remaining intellectual property including patents, patent applications, trademarks, trademark applications copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

These intangible assets with definite lives will be amortized, using the straight line method over their economic useful lives for potential impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. These assets were transferred at cost.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 2:  Significant Accounting Policies (continued)

Revenue Recognition

Substantially all revenue is recognized when it is earned. We generally invoice one month in advance and carry as unearned income in the balance sheet. The monthly recurring invoices are based on signed agreements with each of our clients.

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Estimates and assumptions have been made in determining the depreciable lives of such assets, the allowance for doubtful accounts receivable. Actual results could differ from those estimates.

Recently Issued Accounting Guidance

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operation, financial position or cash flow.

Note 3:  Note Receivable

Note Receivable at December 31, 2007 was as follows:

	2007	2006
Abyss Group, LLC Agreement	$552,447	$0
Less: Current Portion	(55,245)	0
Long-Term Note Receivable	$497,202	$0

Effective December 31, 2007, the Company acquired, with an asset purchase agreement from the LLC, the note receivable stated above, as part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas. The terms agreed upon were a ten year note with 6% fixed interest rate.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 3:  Note Receivable (continued)

Management evaluated the collectability on a regular basis and will set up reserves for uncollectible amounts when it has determined that some or all of this receivable may be uncollectible.  At December 31, 2007 management believes that 100% of the notes receivable principal and interest amounts are collectible.

Note 4:  Inventory

Inventory consists of products designed to enhance our table games, such as signs, layouts and bases for the different signs. The inventory value is determined by the average cost method and management determines the inventory levels by the historical and industry trends. Signs and layouts do not change unless the table game changes. At December 31, 2007 the Company had $43,759 in inventory.

As of January 1, 2007, the Company acquired the majority of its inventory at the lower market cost from the LLC.

Note 5:  Prepaid Expenses and Taxes

Prepaid expenses and taxes consist of the following as of December 31:

	2007	2006
Refundable Canadian Withholding	$43,702	$50,603
Prepaid IT System	26,481	0
Prepaid Other	24,698	19,472
Total Prepaid Expenses and Taxes	$94,881	$70,075

The 2006 assets were not part of any of the purchase agreements that took place as of January1, 2007 between the Company and the LLC.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 6:  Property and Equipment

The Company and the LLC owned equipment recorded at cost which consisted of the following at December 31:

	2007	2006
Building Improvements	$0	$36,973
Computer Equipment	22,918	11,760
Furniture & Fixtures	19,889	75,244
Office Equipment	10,320	0
Subtotal	53,127	123,977
Accumulated Depreciation	(13,270)	(35,604)
Property and Equipment, Net	$39,857	$88,373

Some of the 2006 assets were part of one of the purchase agreements that took place as of January 1, 2007 between the Company and the LLC. Depreciation expense was $13,271 and $57,513 for the years ended December 31, 2007 and 2006, respectively.

Note 7: Accrued Expenses and Taxes

The Company and the LLC recorded accrued expenses and taxes which consisted of the following at December 31:

	2007	2006
Wages and Related Costs	$38,659	$18,377
Accrued Expenses and Taxes	66,827	13,049
Accrued Royalties-Third Party	9,926	4,668

Accrued Expenses and Taxes	$115,412	$36,094

The 2006 liabilities were not part of any of the purchase agreements that took place as of January 1, 2007 between the Company and the LLC.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 8: Long-Term Debt and Pledged Asset

           Long-term debt consists of the following at December 31, 2007:

Note Payable due to a commercial bank in monthly instalments of $9,159 including fixed interest of 7.3%, for ten years, through February 2017 at which time there is a balloon payment of $1,003,230. This liability was acquired with the asset purchase agreement from the LLC, the note payable stated is part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

	2007	2006
GG, LLC Agreement Principal Balance	$1,235,880	$0
Less: Current Portion	(20,365)	0
Long-Term Debt	$1,215,515	$0

Note 9: Commitments and Contingencies

Operating Lease Obligation

The Company acquired, from the LLC, through an assignment agreement, the remaining 72 month lease for office space as of January 1, 2007. The lease expires August 30, 2010. The assignment agreement requires monthly rental payments totalling $17,500 per month. Rent to be paid under this lease agreement in the future is summarized as follows:

	2007	2006
December 31, 2008	$210,000	$0
December 31, 2009	210,000	0
August 30, 2010	140,000	0
Total Lease Obligation	$560,000	$0

Legal Proceedings

The Company’s current material litigation is briefly described below. The Company assumes no obligation to update the status of pending litigation, except as may required by applicable law, statute or regulation.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 9: Commitments and Contingencies (continued)

Legal Proceedings (continued)

Sherron Associates, Inc.

Sherron Associates, Inc. (“plaintiff”) has filed claims against the Company, its shareholders, and one of the Company’s wholly owned subsidiaries (“defendants”) alleging that defendants are liable for a judgment obtained by a predecessor of plaintiff against the Company’s president as an individual in 1998 in the Superior Court of the State of Washington for the County of Spokane.  Sherron Associates first case filed in 2005 in the Superior Court of the State of Washington for the County of King was reversed in the Company’s favor by the Court of Appeals, Division I, of the State of Washington in 2007.  Plaintiff has recently filed a second suit in the Superior Court of the State of Washington for the County of King.

The Complaint has only recently been served and no Answer or Motion has yet been filed by the defendants.  The Company and its president has brought two separate actions in Clark County, Nevada against plaintiff and its controlling principals and related entities alleging that plaintiff has no right to collect on the Spokane judgment.

California Administrative Licensing Action

In 2002, Galaxy Gaming of California, LLC, which is now a wholly owned subsidiary of the Company, submitted an application to the California Gambling Control Commission (the “Commission”) for a determination of suitability for licensure to do business with tribal gaming operations in California.  The Division of Gambling Control of the California Department of Justice (the “Division”) processed the application and in late 2005 made an initial recommendation to the Commission that the subsidiary was not suitable.  The subsidiary believes that the process as conducted by the State of California was seriously flawed and biased and in December 2006 exercised its right to have an administrative law judge instead of the Commission further adjudicate the process.  Although the Commission assigned the matter for adjudication before an administrative law judge, the Division has yet to file its issue of charges to begin the adjudication.

In the ordinary course of conducting its business, the Company is, from time to time, involved in other litigation, administrative proceedings and regulatory government investigations including but not limited to those in which the Company is a plaintiff.

Commitments

None at December 31, 2007.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 10:  Allowance for Doubtful Accounts

The Company records an allowance for doubtful accounts based on periodic reviews of our accounts receivable as of December 31, 2007 the Company recorded a provision of $8,422.

Note 11:  Dividend Distribution

The Company recorded a one-time, non-cash deemed dividend on December 31, 2007 of approximately $542,466. This dividend resulted due to the continuous efforts of acquiring all the intellectual property from the LLC.

Through this dividend, the Company acquired a Note Receivable (see Note 3) and a Note Payable (see Note 9). This receivable and this liability were acquired with the asset purchase agreement from LLC, both the notes stated are part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

Note 12:  Capital Stock

The Company has 65,000,000 shares of $.001 par value common stock  and 10,000,000 shares of $.001 par value preferred stock authorized as of December 31, 2007 There were 10,000,000 common shares and -0- preferred shares issued and outstanding at December 31, 2007.

Note 13: Related Party Transactions

The Company has received loans in 2007 for working capital from  the LLC

                The Company also acquired, from the same party, effective January 1, 2007, the initial inventory and fixed assets. The amounts received are unsecured, due on demand, and non-interest bearing.

The total due under these notes payable to a related party at December 31, 2007 was $179,541.

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 13: Related Party Transactions (continued)

The Company acquired from the same party, a Note Receivable (see Note 3) and a Note Payable (see Note 8). This receivable and this liability were acquired with the asset purchase agreement from LLC, both the notes stated are part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

Note 14: Income Taxes

For the period ended December 31, 2007, the Company has incurred a net loss of $83,653 and, therefore, has no tax liability. This is the Company’s first year of operation therefore it has no previous net operating loss carry-forwards.  The 2007 loss will be carried forward and can be used through the year 2027 to offset future taxable income of up to a cumulative total of $83,653.  In the future the cumulative net operating loss carry-forward for income tax purposes may differ from the cumulative financial statement loss due to timing differences between book and tax reporting.

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

2007
Deferred tax asset attributable to:
Net operating loss carryover	$28,442
Valuation allowance	(28,442)
Net deferred tax asset	$-

Note 15: Other Expenses

Other expenses of the LLC consisted of the following for the year ended December 31, 2006:

2006
Loss on the sale of Property and Equipment	$17,510
Write off of start-up costs	20,229

Total Other Expenses	$37,739

GALAXY GAMING, INC.
GALAXY GAMING, L.L.C.
NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2007 AND 2006

Note 16: Going Concern

The Company’s activities to date have required some financing from related parties. The accompanying financial statements have been prepared assuming that the company will continue as an on going concern as discussed in the notes to the financial statements. The Company will continue to need some outside financing to support its internal growth.

Management continues to seek funding to pursue its business plans.

GALAXY GAMING, INC.
BALANCE SHEETS

	As of September 30, 2008 (unaudited)	As of December 31, 2007 (audited)
ASSETS
Current Assets
Cash	$19,902	$2,635
Accounts Receivable, Net	240,502	253,689
Prepaid Expenses and Taxes	93,537	101,471
Inventory	48,376	43,759
Note Receivable-Current Portion	55,245	55,245
Other Assets	26,146	0
Total Current Assets	483,708	456,799

Property and Equipment, Net	30,198	39,857

Other Assets
Patents and Trademarks, Net	143,088	140,967
Note Receivable-Long Term	455,769	497,202
Total Other Assets	629,055	638,169

TOTAL ASSETS	$1,112,763	$1,134,825

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Accounts Payable	$184,933	$47,526
Due to Related Parties	408,713	202,386
Accrued Expenses and Taxes	148,318	115,412
Unearned Income	0	149,615
Notes Payable-Current Portion	23,014	20,365
Total Current Liabilities	764,978	535,304

Long Term Liabilities
Notes Payable-Related Party	1,197,837	1,215,515

TOTAL LIABILITIES	1,962,815	1,750,819

STOCKHOLDERS’ DEFICIT
Common Stock	10,000	10,000
Additional Paid in Capital	125	125
Accumulated Deficit	(860,177)	(626,119)
TOTAL STOCKHOLDERS’ DEFICIT	(850,052)	(615,994)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,112,763	$1,134,825

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
STATEMENTS OF OPERATIONS
FOR THE NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2008

	Nine Months	Three Months
Gross Revenues	$1,690,413	$552,301
Cost of Goods Sold	96,852	21,269
Gross Profit	1,593,561	531,032

Operating Expenses	1,743,813	562,512

Net Operating Income (Loss)	(150,252)	(31,480)

Other Income (Expenses)	(83,806)	(32,267)

Net (Loss) Before Income Taxes	(234,058)	(63,747)

Provision for Income Taxes	0	0

Net (Loss)	$(234,058)	$(63,747)

Weighted Average Number Of Shares Outstanding	10,000,000	10,000,000
Net (Loss) Per Share	$(.02)	$(.01)

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
STATEMENT OF STOCKHOLDERS’ DEFICIT
AS OF SEPTEMBER 30, 2008

	Common Stock		Additional Paid	Accumulated Earnings
	Shares	Amount	in Capital	(Deficit)	Total

Beginning Balance, January 1, 2006		$0	$0	$352,969	$352,969

Net Loss for the Year Ended December, 31, 2006				(180,283)	(180,283)

Balance, December 31, 2006		0	0	172,686	172,686

L.L.C. Adjustment				(172,686)	(172,686)

Share Issuance	10,000,000	10,000	125	0	10,125

Dividend Distribution				(542,466)	(542,466)

Net Loss for the Year Ended December 31, 2007				(83,653)	(83,653)

Ending Balance, December 31, 2007	10,000,000	$10,000	$125	$(626,119)	$(615,994)

Net Loss For the Nine Months Ended September 30, 2008				$234,058	(234,058)

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

Cash Flows from Operating Activities:
Net (Loss) for the Period	$(234,058)

Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Depreciation and Amortization Expense	17,908
Provision for Bad Debt	14,504
Loss on the Sale/Disposal of Assets	92
Changes in Assets and Liabilities
(Increase) in Accounts Receivable	(2,337)
(Increase) in Inventories	(4,617)
Decrease in Prepaid Expenses and Taxes	7,934
(Increase) in Other Assets	(26,146)
Increase in Accounts Payable	137,782
Increase in Accrued Expenses and Taxes	32,906
Increase (Decrease) in Unearned Income	(149,615)
Net Cash Provided By (Used in) Operating Activities	(205,647)

Cash Flows from Investing Activities:
Acquisitions of Property and Equipment	(2,627)
Purchase of Intangible Assets	(7,200)
Proceeds from Notes Receivable	41,443
Net Cash Used in Investing Activities	31,616

Cash Flows from Financing Activities:
Proceeds from Long Term Debt	0
Payments on Long Term Debt	(15,029)
Increase in Due to Related Parties	206,327
Net Cash Used in Financing Activities	191,298

Net Increase in Cash and Cash Equivalents	17,267
Cash and Cash Equivalents – Beginning	2,635
Cash and Cash Equivalents – Ending	$19,902

Supplemental Cash Flow Information:
Cash Paid for Interest	$0
Cash Paid for Income Taxes	$0

The accompanying notes are an integral part of the financial statements.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 1:  Nature of Operations

Galaxy Gaming, Inc. (“the Company”) was incorporated in the State of Nevada on December 29, 2006 and is based in Las Vegas, Nevada.  The Company designs casino games played in land-based and cruise ship gaming establishments. The game concepts and the intellectual property associated with these games are typically protected by patents, trademarks and copyrights. The Company licenses its intellectual property via its own sales force to approximately 200 casinos throughout North America. The clients pay royalties in the form of recurring revenues based upon a negotiated monthly fee. To date, the Company has concentrated on creating and licensing live casino table games. The Company’s year-end is December 31st.

On January 1 2007, Galaxy Gaming, L.L.C. (the “LLC”), which was organized as a Nevada Limited Liability Company on September 27, 2000, entered into several agreements with the newly formed Galaxy Gaming, Inc.  Pursuant to these agreements the LLC sold some of its assets, such as, inventory and fixed assets to the Company.

On December 31st, 2007 the Company acquired, with an asset purchase agreement from the LLC,  the LLC’s remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

Note 2:  Significant Accounting Policies

This summary of significant accounting policies of the Company is presented to assist in understanding the company’s financial statements.  The financial statements and notes are representations of the company’s management, who is responsible for their integrity and objectivity.  These accounting policies conform to generally accepted accounting principles and have been consistently applied to the preparation of the financial statements.

All adjustments which, in the opinion of management, are considered necessary for a fair presentation of the results of operations for the periods shown are of a normal recurring nature and have been reflected in the unaudited financial statements. There are no additional material subsequent events or material contingencies that require disclosure. The results of operations for the periods presented are not necessarily indicative of the results expected for the full fiscal year or for any future period.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 2: Significant Accounting Policies (continued)

Basis of Accounting

The financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.  Revenues are recognized as income when earned and expenses are recognized when they are incurred. The Company does not have significant categories of cost as its income is recurring with high margins. Expenses, such as, wages, consulting expenses, legal and professional fees, and rent are recorded when the expense is incurred.

Cash and Cash Equivalents

The Company and the LLC consider cash on hand, cash in banks, certificates of deposit, and other short-term securities with maturities of three months or less when purchased as cash and cash equivalents.

Fair Value of Financial Instruments

          The fair value of cash, accounts receivable and accounts payable approximates the carrying amount of these financial instruments due to their short-term nature. The fair value of long-term debt, which approximates its carrying value, is based on current rates at which we could borrow funds with similar remaining maturities.

Property and Equipment

The capital assets have been capitalized and are being depreciated over their estimated useful lives using straight line methods of depreciation for book purposes. As of January 1, 2007, the Company acquired the majority of its capital assets at the lower market cost from the LLC.

Intangible Assets

Effective December 31, 2007, the Company acquired, with an asset purchase agreement from the LLC, the remaining intellectual property including patents, patent applications, trademarks, trademark applications copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

These intangible assets with definite lives will be amortized, using the straight line method over their economic useful lives for potential impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. These assets were transferred at cost.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 2: Significant Accounting Policies (continued)

Revenue Recognition

Substantially all revenue is recognized when it is earned. We generally invoice one month in advance and carry as unearned income in the balance sheet. The monthly recurring invoices are based on signed agreements with each of our clients.

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Estimates and assumptions have been made in determining the depreciable lives of such assets, the allowance for doubtful accounts receivable. Actual results could differ from those estimates.

Recently Issued Accounting Guidance

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operation, financial position or cash flow.

Note 3:  Note Receivable

Note Receivable at September 30, 2008 was as follows:

Abyss Group, LLC Agreement	$511,014
Less: Current Portion	(55,245)
Long-Term Note Receivable	$455,769

Effective December 31, 2007, the Company acquired, with an asset purchase agreement from the LLC, the note receivable stated above, as part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas. The terms agreed upon were a ten year note with 6% fixed interest rate.  See Note 11.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 3:  Note Receivable (continued)

Management evaluated the collectability on a regular basis and will set up reserves for uncollectible amounts when it has determined that some or all of this receivable may be uncollectible.  At September 30, 2008 and December 31, 2007, management believes that 100% of the notes receivable principal and interest amounts are collectible.

Note 4:  Inventory

Inventory consists of products designed to enhance our table games, such as signs, layouts and bases for the different signs. The inventory value is determined by the average cost method and management determines the inventory levels by the historical and industry trends. Signs and layouts do not change unless the table game changes. The Company had $48,376 and $43,759 in inventory at September 30, 2008 and December 31, 2007, respectively.

As of January 1, 2007, the Company acquired the majority of its inventory at the lower market cost from the LLC.

Note 5:  Prepaid Expenses and Taxes

Prepaid expenses and taxes consist of the following as of September 30, 2008:

Refundable Canadian Withholding	$76,490
Prepaid Insurance	1,946
Prepaid IT System	11,054
Prepaid Other	4,047
Total Prepaid Expenses and Taxes	$93,537

The 2006 assets were not part of any of the purchase agreements that took place as of January1, 2007 between the Company and the LLC.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 6:  Property and Equipment

The Company and the LLC owned equipment recorded at cost which consisted of the following at September 30, 2008:

Computer Equipment	25,453
Furniture & Fixtures	19,889
Office Equipment	10,320
Subtotal	55,662
Accumulated Depreciation	(25,464)
Property and Equipment, Net	$30,198

Some of the 2006 assets were part of one of the purchase agreements that took place as of January 1, 2007 between the Company and the LLC. Depreciation expense was $17,908 for the nine months ended September 30, 2008.

Note 7: Long-Term Debt and Pledged Asset

           Long-term debt consists of the following at September 30, 2008:

Note Payable due to a commercial bank in monthly instalments of $9,159 including fixed interest of 7.3%, for ten years, through February 2017 at which time there is a balloon payment of $1,003,230. This liability was acquired with the asset purchase agreement from the LLC, the note payable stated is part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.  See Note 11.

GG, LLC Agreement Principal Balance	$1,220,851
Less: Current Portion	(23,014)
Long-Term Debt	$1,197,837

Note 8:  Capital Stock

The Company has 65,000,000 shares of $.001 par value common stock  and 10,000,000 shares of $.001 par value preferred stock authorized as of September 30, 2008 There were 10,000,000 common shares and -0- preferred shares issued and outstanding at September 30, 2008.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 9: Commitments and Contingencies

Operating Lease Obligation

The Company acquired, from the LLC, through an assignment agreement, the remaining 72 month lease for office space as of January 1, 2007. The lease expires August 30, 2010. The assignment agreement requires monthly rental payments totalling $17,500 per month. Rent to be paid under this lease agreement in the future is summarized as follows:

December 31, 2008	$52,500
December 31, 2009	210,000
August 30, 2010	140,000
Total Lease Obligation	$402,500

Legal Proceedings

The Company’s current material litigation is briefly described below. The Company assumes no obligation to update the status of pending litigation, except as may required by applicable law, statute or regulation.

Legal Proceedings (continued)

Sherron Associates, Inc.

Sherron Associates, Inc. (“plaintiff”) has filed claims against the Company, its shareholders, and one of the Company’s wholly owned subsidiaries (“defendants”) alleging that defendants are liable for a judgment obtained by a predecessor of plaintiff against the Company’s president as an individual in 1998 in the Superior Court of the State of Washington for the County of Spokane.  Sherron Associates first case filed in 2005 in the Superior Court of the State of Washington for the County of King was reversed in the Company’s favor by the Court of Appeals, Division I, of the State of Washington in 2007.

The Complaint has only recently been served and no Answer or Motion has yet been filed by the defendants.  The Company and its president has brought two separate actions in Clark County, Nevada against plaintiff and its controlling principals and related entities alleging that plaintiff has no right to collect on the Spokane judgment.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 9: Commitments and Contingencies (continued)

Legal Proceedings (continued)

California Administrative Licensing Action

In 2002, Galaxy Gaming of California, LLC, which is now a wholly owned subsidiary of the Company, submitted an application to the California Gambling Control Commission (the “Commission”) for a determination of suitability for licensure to do business with tribal gaming operations in California.  The Division of Gambling Control of the California Department of Justice (the “Division”) processed the application and in late 2005 made an initial recommendation to the Commission that the subsidiary was not suitable.  The subsidiary believes that the process as conducted by the State of California was seriously flawed and biased and in December 2006 exercised its right to have an administrative law judge instead of the Commission further adjudicate the process.  Although the Commission assigned the matter for adjudication before an administrative law judge, the Division has yet to file its issue of charges to begin the adjudication.

In the ordinary course of conducting its business, the Company is, from time to time, involved in other litigation, administrative proceedings and regulatory government investigations including but not limited to those in which the Company is a plaintiff.

Commitments

None at September 30, 2008.

Note 10:  Dividend Distribution

The Company recorded one-time, non-cash deemed dividend on December 31, 2007 of approximately $542,466. This dividend resulted due to the continuous efforts of acquiring all the intellectual property from the LLC.

Through this dividend, the Company acquired a Note Receivable (see Note 3) and a Note Payable (see Note 7). This receivable and this liability were acquired with the asset purchase agreement from LLC, both the notes stated are part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

GALAXY GAMING, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

Note 11: Related Party Transactions

The Company has received advances in 2008 and 2007 for working capital from the related LLC.  At September 30, 2008, $408,713 is owed to the LLC for advances received.

                The Company also acquired, from the same party, effective January 1, 2007, the initial inventory and fixed assets. The amounts received are unsecured, due on demand, and non-interest bearing.

The Company acquired from the same party, a Note Receivable (see Note 3) and a Note Payable (see Note 8). This receivable and this liability were acquired with the asset purchase agreement from LLC, both the notes stated are part of the purchase of the remaining intellectual property including patents, patent applications, trademarks, trademark applications, copyrights, know-how and trade secrets related to the casino gaming services including but not limited to games, side bets, inventions and ideas.

Note 12: Income Taxes

For the nine months ended September 30, 2008, the Company has incurred a net loss of $234,058 and, therefore, has no tax liability. This, in addition to previous losses of $83,653, creates a net operating loss carry-forward that will begin to expire in the year 2027.  In the future the cumulative net operating loss carry-forward for income tax purposes may differ from the cumulative financial statement loss due to timing differences between book and tax reporting.

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount at September 30, 2008 is as follows:

Deferred tax asset attributable to:
Net operating loss carryover	$108,022
Valuation allowance	(108,022)
Net deferred tax asset	$-

Note 13: Going Concern

The Company’s activities to date have required some financing from related parties. The accompanying financial statements have been prepared assuming that the company will continue as a going concern as discussed in the notes to the financial statements. The Company will continue to need some outside financing to support its internal growth.  Management continues to seek funding to pursue its business plans.